UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):    September
                  28, 2005 (September 28, 2005)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

            On March 16, 2005, Digital Lifestyles Group Inc. (the
"Company")   filed  a  Definitive Proxy Statement on Schedule 14A
pursuant to Section 14(a)  of the Securities Exchange Act of 1934,
as amended,  with  the   Securities  and Exchange Commission (the
"Consent Statement").   The Consent Statement was first mailed to
stockholders on or about March 14, 2005 and contained a request by the Company that stockholders of record as of February 17, 2005 sign and return the Consent Card enclosed with the Consent Statement so as to effect a reverse stock split of all of the outstanding shares of the Common Stock, par value $0.03 per share, of the Company (the "Reverse Split") through the amendment of the Company's Restated Certificate of Incorporation (the
"Certificate of Incorporation").    Under Delaware state law, the
affirmative written consent of a majority of the outstanding shares of Common Stock is required to approve the Reverse Split.

          After the date that the Consent Statement was mailed to stockholders of record, but prior to the approval and taking effect of the Reverse Split, the Company filed one or more Current Reports on Form 8-K announcing acceleration of certain of its financial obligations, loss of an operating license due to non-payment of royalties and the Company's lack of sufficient cash to continue operations and meet its liquidity requirements. Further, the Company announced its inability to timely file its Annual Report on Form 10-K for the period ended December 31, 2005. Due to these and other events, the Reverse Split was not consummated as intended and currently the capitalization structure of the Company remains the same, as if the Reverse Split was never contemplated or intended.

        We are announcing that the Reverse Split was not effected due to inquiries by stockholders and to avoid any confusion in the marketplace concerning the Company's current capitalization structure. As previously announced, the Company has elected a new Chief Executive Officer and a new member of the Board to assist in the transition of the Company and to continue its operations.

<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  September 28, 2005     By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                                   Director

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